SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934




Date of the Report:      July 7, 1994       Commission file number 1-5805

                       CHEMICAL BANKING CORPORATION
          (Exact name of registrant as specified in its charter)








          Delaware                           13-2624428
(State or other jurisdiction             (I.R.S. Employer
     of incorporation)                  Identification No.)




  270 Park Avenue, New York, New York              10017-2070
   (Address of principal executive offices)        (Zip Code)




     Registrant's telephone number, including area code (212) 270-6000

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Items 5.  Other Events

     On July 1, 1994, Chemical Bank, National Association announced that its wholly-owned subsidiary completed its tender offer for all of the outstanding common stock and any and all of the outstanding depositary shares representing the preferred stock of Margaretten Financial Corporation and that all shares that were validly tendered and not withdrawn prior to the expiration of the offer were accepted for payment as of 12:00 midnight
New York City time, on Thursday, June 30, 1994.  As of 12:00 midnight on
June 30, 1994, when the offer expired, approximately 13,121,070 shares of common stock and 1,522,317 depositary shares representing the preferred stock of Margaretten had been tendered and not withdrawn, representing approximately 99% and 95% of outstanding common shares and depositary shares, respectively.

A copy of the Company's press release dated July 1, 1994 is incorporated herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibit is filed with this Report:

Exhibit Number               Description

28A                          Press Release dated July 1, 1994

                                 SIGNATURE




         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             CHEMICAL BANKING CORPORATION
                                    (Registrant)



Dated:  July 7, 1994                By     /s/John B. Wynne
                                            John B. Wynne
                                             Secretary

                               EXHIBIT INDEX



Exhibit Number               Description

28A                          Press Release dated July 1, 1994